Exhibit 10.1

STOCK OPTION TERMINATION AGREEMENT

THIS STOCK OPTION TERMINATION AGREEMENT (this “Agreement”), effective as of December 31, 2009, is by and between Kodiak Oil & Gas Corp., a Yukon territory corporation (the “Company”) and the undersigned individual (“Holder”).

WHEREAS, Holder holds option(s) (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth on Exhibit A hereto (the “Option Shares”), at the exercise price(s) per share set forth on Exhibit A hereto (together, the “Exercise Price”).

WHEREAS, the Option was issued to Holder pursuant to the terms of the stock option agreement(s) described on Exhibit A hereto between Holder and the Company (collectively, the “Option Agreement”), which is subject to the terms of the Kodiak Oil & Gas Corp. 2007 Stock Incentive Plan (the “Plan”).

WHEREAS, pursuant to the authority granted under Section 3(a) of the Plan, the administrator of the Plan has agreed to cancel and terminate the Option.

WHEREAS, pursuant to Section 7(b) of the 2007 Stock Incentive Plan, the Optionee, among other things, wishes to grant its consent to such cancellation and termination, as herein provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Notwithstanding the effect of any term or provision of the Option, the Option Agreement or the Plan, upon execution hereof and without further action on the part of the Company or Holder: (a) the Option and Option Agreement shall terminate in all respects and be cancelled; (b) all of Holder’s rights, interests and claims in respect of such Option and the Option Agreement shall terminate and be cancelled in all respects; and (c) other than as expressly set forth in this Agreement, the Company shall not have any obligations thereunder.

2.             Within ten business days after the date hereof, Holder shall deliver to the Company the originally executed Option Agreement for cancellation.

3.             HOLDER REPRESENTS TO THE COMPANY AND AGREES THAT HOLDER HAS ENTERED INTO THIS AGREEMENT BASED UPON HOLDER’S OWN JUDGMENT, FREE WILL AND ACCORD, THAT HOLDER IS FULLY AWARE OF THE CONTENTS AND LEGAL EFFECT OF THIS AGREEMENT AND THAT, BY THIS AGREEMENT, THE COMPANY HAS ADVISED HOLDER TO CONSULT WITH AN ATTORNEY ABOUT ITS TERMS.

4.             Any person other than Holder who is entitled to any payment hereunder shall be subject to the provisions of this Agreement as if such person were Holder.  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns, and Holder and Holder’s successors and assigns.

5.             This Agreement is in full force and effect as of the date hereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  This Agreement, to the extent signed and delivered by means of a file delivered by e-mail or a facsimile machine, will be treated in all manner and respects as an original agreement and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  This Agreement constitutes the complete, sole and entire agreement and understanding between the parties hereto with respect to the Options listed on Exhibit A and supersedes any and all other agreements, negotiations, discussions, proposals, or understandings, whether oral or written, previously entered, discussed or considered by the parties relating to the Options listed on Exhibit A.  This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Colorado (without giving effect to principles of conflicts of laws).  No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first written above.

KODIAK OIL & GAS CORP.

By:
Name:
Title:

HOLDER:

By:
Name:

2

Exhibit A
Information Regarding Option

Name of Holder	Number of Shares Subject to Option	Exercise Price Per Share	Name and Date of Stock Option Agreement